                                                                    EXHIBIT 99.1




                     [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                                                       7/29/97

Please note: This presentation contains forward-looking statements which are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include unanticipated changes in interest rates and in the competitive and regulatory environments.

COFI Update at 6/30/97

         Closing price                                               $53.88
         12-month range                                        $32.03-54.00
         Trailing 4 qtr operating EPS                                 $3.67
         P/E (trailing 4 qtr operating earnings)                      14.7x
         Book value per share                                        $21.15
         Price to book value                                           255%
         Annualized dividend                                          $1.00
         Current dividend yield                                        1.9%
         Inside ownership                                              9.3%

Per share information has been adjusted for the 9/30/96 5% stock dividend.

For additional information:  Charles John Koch      Richard W. Neu
                             Chairman and CEO       CFO
                             (216) 566-5314         (216) 566-5337

                             Ellen L. Batkie        William Dupuy
                             Investor Relations     Corp. Communications
                             (800) 262-6301         (216) 566-5311



                                                    1215 Superior Avenue
                                                    Cleveland, Ohio 44114
                                                    Investor fax: (800) 914-4721

FORWARD-LOOKING INFORMATION

   This presentation contains estimates of future operating results for both Charter One Financial, Inc. and RCSB Financial, Inc. on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) costs or difficulties related to the integration of the business of COFI and RCSB are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; and (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

COFI PROFILE (6/30/97)
Nasdaq: COFI

Total Assets                             $14.6 B
Total Deposits                            $7.8 B
Market Cap                                $2.5 B
Shares Outstanding                        46.2 M
Inside Ownership                            9.3%
Book Value per Share                      $21.15
Equity to Assets                            6.7%
Branch Locations                             175
1-Year Gap                                 -3.2%

COFI PROFILE - MARKET CAP
in billions (7/17/97)

LARGEST PUBLICLY TRADED THRIFTS                         MARKET CAP
-------------------------------                         ----------
(1)    Washington Mutual                                  $16.4 B
(2)    H.F. Ahmanson                                        5.1 B
(3)    Golden West Financial                                4.3 B
(4)    GreenPoint Financial                                 2.9 B
(5)    COFI                                                 2.5 B
(6)    Dime Bancorp                                         1.7 B
(7)    People's Bank-CT                                     1.6 B
(8)    Glendale Federal                                     1.3 B
(9)    Washington Federal                                   1.3 B
(10)   People's Heritage                                    1.1 B

COFI PROFILE - MERGER EXPERIENCE

1997         RCSB (pending)
1997         Haverfield (pending)
1996         First Nationwide
1995         FirstFed Michigan
1995         ICX Corporation (leasing company)
1994         Citizen's Equitable
1993         Women's Federal
1992         1st American
1991         1st Federal of Toledo
1991         Civic Savings
1990         Broadview Savings
1989         Western Reserve
1989         1st Federal of Akron

COFI IPO 1/29/88

'81-'88      7 Ohio institutions

                         COFI PROFILE - EARNINGS GROWTH

              COFI EARNINGS HAVE BEEN ACCELERATED THROUGH MERGERS

                                  19% ANNUALLY

                           1988     1989    1990    1991    1992    1993    1994   1995    1996   6/97
FIRST AKRON, WESTERN

BROADVIEW

CIVIC
                            [Graph plots earnings per share from 1988 ($.86) to 6/1997 ($3.78*)
TOLEDO

FIRST AMERICAN

WOMEN'S FEDERAL

FIRSTFED MICHIGAN



*6 months ended 6/30/97, annualized

               BASED ON ORIGINALLY REPORTED OPERATING EARNINGS

                          COFI PROFILE - EFFICIENCY

              COFI EFFICIENCY HAS BEEN ENHANCED THROUGH MERGERS

                              EFFICIENCY RATIO*

                           1988     1989    1990    1991    1992    1993    1994   1995    1996   6/97
FIRST AKRON, WESTERN

BROADVIEW

CIVIC
                [Graph plots efficiency ratio from 1988 (71%) to 6/1997 (40%)
TOLEDO

FIRST AMERICAN

WOMEN'S FEDERAL

FIRSTFED MICHIGAN



*OTHER EXPENSES DIVIDED BY NET INTEREST INCOME PLUS OTHER INCOME (EXCLUDING GAIN ON SALE)

Prior period ratios have not been restated to reflect poolings

                       COFI PROFILE - SHARE PRICE GROWTH

                   COFI STOCK HAS OUTPERFORMED S&P 500 INDEX


                 12-88      12-89    12-90    12-91    12-92    12-93    12-94    12-95    12-96    6-97
Average Growth
  Curve

              [Graph plots common stock prices from IPO ($3.385) to 6/97 ($53.88)

Actual Price
  Line

*S&P 500 INDEX RELATIVE TO COFI SHARE PRICE; DATA SOURCE - BLOOMBERG

               Quarter Close, Adjusted for Stock Splits/Dividends

                        COMPOUNDED ANNUAL TOTAL RETURN:
                                  COFI - 38%
                                  S&P 500 - 17%

                    COFI PROFILE - ANNUAL PERFORMANCE GOALS

Greater than:

     -   10% Growth in Earnings Per Share

     -   18% Return on Equity

     -   1.20% Return on Assets

                              SECOND QUARTER 1997

                              FINANCIAL HIGHLIGHTS


     -   EPS up 12% to $.96

     -   ROE: 18.85%          ROA: 1.28%

     -   Annualized loan portfolio growth: 23%

     -   Recurring fee revenue: up 35% over year ago

     -   Efficiency ratio: 40.0%

     -   Nonperforming asset ratio: .27%




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



                     COFI PROFILE - "PERFORMANCE ENHANCERS"

     -   Capital management flexibility

     -   Increase "Energized" assets

     -   Consumer banking initiatives

     -   Superior efficiency



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



                         CAPITAL MANAGEMENT FLEXIBILITY



     -   Clean Balance Sheet

           -    Low level of:
              -    Goodwill
              -    Nonperforming assets
              -    Fixed assets

     -   No double leverage

     -   Excess asset generation

     -   Cash flows from MBS of $150 M per qtr

     -   Capital accumulating at $137 M annually

                     COFI PROFILE - "PERFORMANCE ENHANCERS"



     -    Capital management flexibility

     -    Increase "Energized" assets

     -    CONSUMER BANKING INITIATIVES

     -    Superior efficiency




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



                           INCREASE ENERGIZED ASSETS



ENERGIZED ASSETS ARE CHARACTERIZED BY A HIGHER YIELD AND SHORTER DURATION THAN 1-4 LOANS:

     -     Leasing

     -     Consumer loans

     -     Business loans

     -     Finance company loans

     -     Multifamily & commercial real estate loans





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                           INCREASE ENERGIZED ASSETS

ENERGIZED ASSET TOTALS:

     -    $2.2 B at 6/30/97

     -    Goal of $4 B by 2000 (pre-RCSB)





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



                           INCREASE ENERGIZED ASSETS

                             1997 LENDING STRATEGY



Focus LESS on absolute volume,
Focus MORE on:

     -   Mix of "Energized" assets to total

     -   Improved pricing & fee structure

            -  Prepayment penalties

                           INCREASE ENERGIZED ASSETS

                                LENDING ACTIVITY

                                  1996 VS 1997

($ Billions)
                           3/31           6/30           9/30          12/31

1996 Actual

6/30/97 Actual

               [Graph plots from 6/30/97 Actual (1.9 Billion) to 1995 Actual ($1.8 Billion)

1995 Actual

1997 Straight-Line Goal





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                           INCREASE ENERGIZED ASSETS

                             CHANGING PORTFOLIO MIX

                                                        End of Period                Pipeline at
                                            -------------------------------------     --------
                                                  12/31/94           6/30/97           6/30/97

Single family                                       80%                76%               53%
"Energized" assets                                  20%                24%               47%
                                            -------------------------------------------------------
                                                   100%               100%              100%
                                            =======================================================

Loan & lease balance                            $6,588 M           $9,016 M            $939 M



Product mix of pipeline indicates trend toward changing portfolio mix.




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



                           INCREASE ENERGIZED ASSETS

                          CONSUMER FINANCE SUBSIDIARY

        -   Launched January 1997:

              -       Sales executives in place
              -       Opened 7 offices

        -   6/30/97 porfolio of $29 M in mortgage equity loans

        -   1997 portfolio goal of $100 M

                      COFI PROFILE - PERFORMANCE ENHANCERS


     -    Capital management flexibility

     -    Increase "Energized" assets

     -    CONSUMER BANKING INITIATIVES

     -    Superior efficiency

                             PERFORMANCE ENHANCERS

                          CONSUMER BANKING INITIATIVES

     -   Account acquisition strategy
             -       Sales culture
             -       Alternative delivery channels

     -   Productivity and sales support technology

     -   Increase fee income across the board




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



                          ACCOUNT ACQUISITION STRATEGY



     -     Build customer base for:
           -     fee income
           -     cross-selling

     -     Build long-term, core relationships

     -     Position Charter One as a full-service retail bank




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



                          ACCOUNT ACQUISITION STRATEGY

                                 SALES CULTURE

     -    Retail banking focus

          -       Strong sales orientation supported by training
          -       Cross-selling incentives for branch staff

     -    Retail product orientation

          -       Aggressive checking account acquisition program
          -       Competitive consumer lending product line
          -       Broad line of residential lending products
          -       Investment services





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




                          ACCOUNT ACQUISITION STRATEGY

                         ALTERNATIVE DELIVERY CHANNELS

                                 COB         Home         RCSB        Total
                                 ---         ----         ----        -----

Retail centers:

  Traditional                    170            4           38         212
  Supermarket                      4            3                        7
  Kiosk                                         1                        1
  Drive-up only                    1                                     1
                          ----------  -----------  -----------  ----------
                                 175            8           38         221

ATMs:

  On premise                     137           13           45         195
  Off premise                      4            7                       11
                          ----------  -----------  -----------  ----------
                                 141           20           45         206






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                          PRODUCTIVITY & SALES SUPPORT

     -   MCIF

     -   Outbound call center

     -   Inbound call center in Ohio

                           MERGER OF
                           CHARTER ONE FINANCIAL
                           & RCSB FINANCIAL


[GRAPHIC MAN WITH CAMERA]

                            [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                            [RSCB FINANCIAL LOGO]



                 THE RCSB MERGER FITS COFI PROFILE OBJECTIVES

RCSB MERGER

                                  RCSB ADDS:

                                  Top tier share in contiguous
                                  market
   [RCSB FINANCIAL LOGO]
                                  Solid retail platform to support
   [GRAPHIC MAN WITH CAMERA]      COFI products & services

                                  Synergy between finance sub
                                  & mortgage banking

                                  Energized asset generator






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
        RCSB MERGER


                           CONCENTRATION AND PROXIMITY







                               MAPS OF MI, OH, NY
                           WITH MILEAGE FROM CLEVELAND
                             AND PRO FORMA BRANCH
                                CONCENTRATIONS
                         (primarily the metropolitan
                          areas of Detroit, Toledo,
                           Cleveland/Akron, Buffalo
                                and Rochester)

RCSB MERGER

                 MAJOR FINANCIAL INSTITUTION WITH:*

                  -   218 branches in 3 states

[MAN WITH CAMERA  -   734,000 households
 GRAPHIC]
                  -   67 loan offices in 18 states

                  -   $18 B assets

                  -   $10 B deposits

                  -   7% equity

                  - $2.9 B market capitalization, 5th largest in thrift industry

*Pro forma combined, including Haverfield acquisition which was announced
4/23/97





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



RCSB MERGER

     DEAL DYNAMICS

  -  Logical market extension with similar demographics

  - RCSB deposit share is #2 in Rochester, #5 in Buffalo (#1 thrift in both markets)

  - Buying a consumer bank balance sheet & a branch network with high sales potential

  - Significant synergies between RCSB mortgage banking & COFI lending operations

  -  Adds energized asset product line in prime auto finance

  -  Adds 167,000 households to customer base

  -  Primary Western NY employers include Kodak, Xerox, Delphi, ITT Automotive





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



RCSB MERGER

     STRATEGIC PLAN

 -   Maintain one-bank structure to facilitate efficient operations

 -   Completion of operational conversion by end of 1st Q 1998

 -   Realize 25-30% cost savings

 -   Export COFI deposit & lending product sets into NY branches

 - Leverage RCSB mortgage banking with COFI mortgage lending & consumer finance operation

 -   Manage excess capital





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


RCSB MERGER


   -   Rochester & Buffalo attractive banking markets

       -  Households/branch:


             -     Buffalo                1,800
             -     Rochester              1,500
             -     Detroit                1,500
             -     Cleveland              1,000

       -  Low deposit costs

             -     Ohio                   4.63%
             -     New York               4.34%
             -     Michigan               4.12%

   - Branch network with high sales potential (but strong market share)

RCSB MERGER

     FUTURE OPERATING GOALS IN NY

     -    Incremental residential lending                     $300 M/yr

     -    Incremental consumer lending                        $100 M/yr

     -    Incremental commercial / C&I lending                 $50 M/yr

     -    Incremental retail fee revenue                   $7 to 8 M/yr

     -    Leverage excess capital                              $54 M

RCSB MERGER

     RISK PROFILE OF THE RESULTANT COMPANY

     -    Superior asset quality (NPAs at .43%)

     -    Excess capital (7%)

     -    Low efficiency ratio (41.5%)

     -    Low level of goodwill

     -    Improved long-term asset matching

                           THE MICHIGAN EXPERIENCE

                   COFI/FirstFed merger completed 10/31/95


                                                       1995            1996
                                                       ----            ----
mortgage loan originations                          $ 426 M         1,081 M
consumer loan originations                          $   5 M           153 M
# new checking accounts                                11 K            30 K
total checking acct fee revenue                     $ 5.3 M           8.3 M
checking acct fees/acct                             $  59              88






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




                           THE MICHIGAN EXPERIENCE

   Only 18 months after merger, in 1st Q 1997, Michigan franchise accounted for (as % of COFI overall):

     -   54% of new checking accounts

     -   43% of checking acct fee revenue

     -   51% of brokerage service sales

     -   44% of mortgage originations

     -   28% of consumer loan originations

     -   41% of deposits






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



     RCSB MERGER

       IMPACT OF COMBINATION


         -   Estimated 3 to 5% accretion based on cost saves alone

         -   Significant revenue enhancement

         -   Accelerates COFI consumer bank strategy

         -   Outstanding asset quality

         -   Substantial excess capital






                                      36